  Security Equity Fund®
  Security Alpha Opportunity Fund®
  Security Global Fund
  Security Mid Cap Value Fund
  Security Small Cap Growth Fund
  Security Enhanced Index Fund
  Security Select 25 Fund
  Security Large Cap Growth Fund
  Social Awareness Fund
  Security Large Cap Value Fund
  Security Mid Cap Growth Fund

One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated June 8, 2005,
To Prospectus Dated February 1, 2005

The subsection, "Market Timing/Short-Term Trading," found under "Buying Shares" is deleted in its entirety and replaced with the following.

Market Timing/Short-Term Trading  — Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Fund to another and then back again after a short period of time. As money is transferred in and out, a Fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Fund's shares disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Funds that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Boards of Directors have adopted policies and procedures against market timing and the Funds discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Funds. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same broker/dealer or other financial intermediary on an omnibus basis may be rejected in whole or in part by a Fund. Transactions accepted by a financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next business day following receipt.

The policies and procedures of the Funds are intended to restrict transactions that are disruptive to the Funds or potentially disadvantageous to other shareholders. Although the Funds have adopted policies and procedures, the Funds may be dependant upon authorized financial intermediaries that offer the Funds' shares to assist in implementing these policies and procedures. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Funds' policies and procedures take into account, among other things, the following factors:

  the total dollar amount being transferred;

  the number of transfers made within the previous 12 months;

  transfers to and from (or from and to) the same Fund;

  whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

  whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Funds are disruptive or potentially disadvantageous to other shareholders, the Funds will send the shareholder a letter notifying the shareholder that the Funds are prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the Funds will require that a shareholder submit subsequent transfer requests in writing via regular U.S. mail for a 90-day period after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Fund followed by a transfer to that Fund or (2) to a Fund followed by a transfer from that Fund, although the Funds reserve the right to consider transactions in lesser amounts to constitute round trips.

In their sole discretion, the Funds may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Funds may aggregate transfers made in two or more transactions that the Funds believe are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and the Funds' or a financial intermediary's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. Furthermore, the identification of investors determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Funds nor the financial intermediaries that sell the Fund's shares can guarantee that the policies and procedures will detect every potential market timer. The Funds apply the policies and procedures adopted by the Boards of Directors consistently to all investors without special arrangement, waiver, or exception.

Because the Funds cannot guarantee that all harmful trading activity will be detected, and because the cooperation of broker/dealers and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that the Funds or a financial intermediary implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

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Investors should retain this Supplement for future reference.